Loans Payable	12 Months Ended
Dec. 31, 2024
Loans Payable [Abstract]
Loans Payable

Note 10. Loans payable

At December 31, 2024 and 2023, loans payable consisted of the following:

	As of December 31,
	2024	2023
Hire purchases – Motor Vehicle	$166,438	$248,768
Term loan I	—	154,195
Term loan II	—	147,697
Short-term loan	231,042	166,533
	397,480	717,193
Less current portion	(264,177)	(512,435)
Long-term loans payable	$133,303	$204,758

On August 27, 2020, the Company acquired a motor vehicle pursuant to a hire purchase financing arrangement.

The Company has booked interest expense on the loans of $215,003, $241,890 and $237,505 for the years ended December 31, 2024, 2023 and 2022, respectively.

During the year ended December 31, 2024, the Company disposed of a vehicle that was previously acquired under a hire purchase (finance lease) arrangement. The asset, which had an original cost of $77,444, had accumulated depreciation of $32,794 at the date of disposal.

In connection with the disposal, the related lease liability of $34,038 was fully settled. The vehicle was sold to a third party for gross proceeds of $42,970. The net book value of the asset at the date of disposal was $44,650, resulting in a loss on disposal of $1,680.

On September 23, 2021, the Company entered into an unsecured term loan agreement (“Term loan I”) with a third party and obtained a loan facility in the amount of $1.0 million with a maturity date 30 months from September 24, 2021. The loan bears an interest rate of 6% per annum on the initial facility amount. Term loan I was fully repaid during the year ended December 31, 2024.

On January 6, 2022, the Company entered into an unsecured term loan agreement (“Term loan II”) with a third party and obtained a loan facility in the amount of $1.5 million with a maturity date 24 months from February 19, 2022. The loan bears an interest rate of 6% per annum on the initial facility amount. Term loan I was fully repaid during the year ended December 31, 2024.

On December 12, 2022, the Company entered into a loan agreement (“Short-term loan”) with a third party whereby the Company borrowed $0.2 million with the sole purpose to make payment to the Company’s suppliers in the People’s Republic of China (“PRC”). The loan is unsecured and bears an 0% interest rate. The loan is due in three months from the payment made by the lender on behalf to the Company’s supplier date. On March 13, 2023, the loan was extended to May 30, 2023 with the same terms and conditions. On October 2, 2023, the loan was extended to December 31, 2023 with the same terms and conditions. On March 8, 2024, the loan was further extended to May 31,2024 with the same terms and conditions. On December 31, 2024, the loan was further extended to November 30, 2025 with the same terms and conditions.

Hire Purchases

Future minimum lease payments under hire purchases that have initial non-cancellable lease terms in excess of one year as of December 31, 2024 were as follows:

Finance leases
Year Ended December 31,
2025	$40,718
2026	40,718
2027	40,718
2028	40,718
Thereafter	23,752
186,624
Less: Imputed interest	(20,186)
Hire purchases liabilities	166,438

Hire purchases liabilities – current	$33,135
Hire purchases liabilities – non-current	$133,303